SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 9, 2007

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of Registrants as Specified in their Charters)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(States or Other Jurisdiction of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with Wayland R. Hicks' decision to retire as Chief Executive Officer of United Rentals, Inc. (the “Company”), the Company has entered into an agreement with Mr. Hicks with respect to such retirement as described under Item 5.02 below.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 9, 2007, Wayland R. Hicks elected to retire as Chief Executive Officer of United Rentals, Inc. The retirement will be effective immediately following the conclusion of the Company’s 2007 Annual Meeting of Stockholders, which is currently scheduled for June 4, 2007.

In connection with Mr. Hicks’ decision to retire as Chief Executive Officer, the Company has entered into an agreement with Mr. Hicks, dated April 10, 2007, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The material terms of such agreement (i) provide that following Mr. Hicks’ retirement he shall continue to serve as the Vice Chairman of the Company’s Board of Directors, in accordance with the Company’s By-laws, and (ii) confirm that the compensation terms already applicable in the event of retirement under Mr. Hicks’ current employment agreement and outstanding equity awards shall apply to Mr. Hicks’ decision.

Also on April 9, 2007, the Board of Directors of the Company appointed Michael J. Kneeland as interim Chief Executive Officer, effective upon Mr. Hicks’ retirement becoming effective.  Mr. Kneeland, age 53, has served as the Company’s Executive Vice President and Chief Operating Officer since March 2007, and prior to that served as the Company’s Executive Vice President—Operations since September 2003.  Mr. Kneeland joined the Company as district manager in 1998 and was subsequently named Vice President—Aerial Operations, and then Vice President—Southeast Region.  Mr. Kneeland has more than 25 years of experience in the equipment rental industry.

In connection with the foregoing the Company issued a press release which is attached as Exhibit 99.1 hereto.

Item 7.01.	Regulation FD Disclosure.

On April 10, 2007, the Company issued a press release announcing (i) that the Company’s Board of Directors has authorized the exploration of a broad range of strategic alternatives to maximize shareholder value and (ii) the retirement of Wayland R. Hicks as Chief Executive Officer of the Company, effective immediately following the conclusion of the Company’s 2007 Annual Meeting of Stockholders, and the appointment of Michael J. Kneeland as interim Chief Executive Officer, effective upon Mr. Hicks’ retirement becoming effective.

A copy of this press release has been furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  Such information is furnished pursuant to Item 7.01 of Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01.            Financial Statements and Exhibits.

               (c)          Exhibits.

Exhibit No.	Description

10.1	Agreement, dated April 10, 2007, between United Rentals, Inc. and Wayland R. Hicks.

99.1	Press release issued by United Rentals, Inc., dated April 10, 2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2007	UNITED RENTALS, INC.

	By:	/s/ ROGER E. SCHWED

	Name:	Roger E. Schwed
	Title:	General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ ROGER E. SCHWED

	Name:	Roger E. Schwed
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement, dated April 10, 2007, between United Rentals, Inc. and Wayland R. Hicks.

99.1	Press release issued by United Rentals, Inc., dated April 10, 2007.